UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

BALANCED FUND	Annual Report August 31, 2006

Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

Goldman Sachs Balanced Fund

The Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS BALANCED FUND
What Differentiates Goldman Sachs’
Balanced Fund Investment Process?
The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■  Offers broad access to a clearly defined equity universe.

■  Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have an extremely systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 3000 stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our team scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment teams:

Quantitative Equity Team: A group of investment professionals with over 16 years of investment experience and a strong commitment to quantitative research.

Goldman Sachs Global Fixed Income Team: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS
Balanced Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Balanced Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

For the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.08%, 5.32%, 5.30%, 6.51% and 5.80%, respectively. These returns compare to the 8.88% and 1.71% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets in both equity and fixed income securities. As the benchmark returns indicate, the equity market, as measured by the S&P 500 Index, significantly outperformed the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, over the one year reporting period. As such, the Fund’s allocation to fixed income securities caused it to lag the equity benchmark. Conversely, its allocation to equities helped it to outperform the fixed income benchmark.
  Asset Allocation

■	Equities — As of August 31, 2006, the Fund was 58% invested in equities. From the beginning of the reporting period through April 30, 2006, the Goldman Sachs Growth team and Value team managed the equity portion of the Fund’s portfolio. Beginning on May 1, 2006, the Goldman Sachs Quantitative Equity team assumed management of the equity portion of the Fund’s portfolio. The Quantitative Equity team seeks to provide investors with a broad, diversified exposure to the U.S. large-cap equity market. This team does not take size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The team uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it seeks to identify, track and manage risk in the portfolio, using daily data.

PORTFOLIO RESULTS
EQUITY SECTOR ALLOCATION†

	Percentage of Net Assets

Sector	as of 8/31/06	as of 8/31/05

Basic Materials	0.0%	1.0%
Consumer Cyclicals	0.0	1.2
Consumer Discretionary	5.6	3.7
Consumer Staples	4.8	3.6
Cyclicals	0.0	0.8
Energy	5.9	7.2
Finance	13.0	7.4
Health Care	6.9	5.5
Industrials	6.6	1.2
Information Technology	7.9	0.0
Insurance	0.0	1.2
Materials	2.3	0.0
Media	0.0	2.7
Producer Goods & Services	0.0	1.6
REITs	0.0	1.3
Services	0.0	1.7
Technology	0.0	9.4
Telecommunication Services	2.0	0.0
Transportation	0.0	0.2
Utilities	2.4	4.4

† The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets in equity securities. Figures in the above graph only represent the equity portion and may not sum to 100% due to the exclusion of the fixed income portion, other assets and liabilities.

■	Fixed Income — As of August 31, 2006, the Fund was 42% invested in fixed income securities. Over the twelve-month reporting period, the fixed income portion of the portfolio held underweight exposures versus the Lehman Brothers Aggregate Bond Index in Treasury, agency, collateralized, and emerging market securities. In contrast, the Fund held a modest overweight in the high yield sector. Over the period, the portfolio held an overall short duration position. This was done in anticipation of rising interest rates due to continued economic strength. Over the period, we maintained a preference for lower quality investment grade corporate and high yield securities, as we believed those riskier segments offered more attractive risk/reward opportunities. We also focused on finding value in local emerging market debt.

PORTFOLIO RESULTS
FIXED INCOME SECTOR ALLOCATION†

	Percentage of Net Assets

Sector	as of 8/31/06	as of 8/31/05

Agency Debentures	6.4%	5.9%
Corporate Bonds	5.7	6.4
Emerging Market Debt	0.5	1.6
Mortgage-Backed Obligations	20.7	16.8
U.S. Treasury Obligations	5.7	8.2
Short-term Investments	2.9	8.2

† The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets in fixed income securities. Short-term investments include repurchase agreements and/ or securities lending collateral, if any. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph only represent the fixed income portion and may not sum to 100% due to the exclusion of the equity portion, other assets and liabilities.
  Portfolio Highlights

From the beginning of the reporting period through April 30, 2006, the Goldman Sachs Growth team and Value team managed the equity portion of the Fund’s portfolio. During that period, there were a number of holdings that impacted the portfolio.

VALUE EQUITY

■	Comcast Corp. — Comcast enhanced results during the reporting period. We believe the company is benefiting from rising free cash flow generation and the rollout of telephony services. Management’s plans to bundle data, voice and video services, in our view, will lead to better subscriber growth, improved retention rates, and improved margins.

■	EOG Resources, Inc. — EOG Resources detracted from performance over the period as falling natural gas prices caused its shares to decline. The holding was eliminated from the portfolio during the reporting period.

GROWTH EQUITY

■	Google, Inc. — Google was a top contributor to performance during the period. Google continues to drive revenue from advertisers placing ads on its search engine and on other services such as blog-hosting, email, and instant messenger.

■	Medtronic, Inc. — Medtronic was a negative contributor to results during the period as the company announced that its fiscal first quarter earnings may be below expectations. Since its strong performance last year, the market for implantable cardioverter-defibrillator (ICD) has been experiencing a slowdown in growth. This has carried through to Medtronic’s revenues. The holding was subsequently eliminated from the portfolio.

PORTFOLIO RESULTS

QUANTITATIVE EQUITY

From May 1, 2006 through August 31, 2006, the Goldman Sachs Quantitative Equity team managed the equity portion of the Fund’s portfolio. The Fund’s portfolio continued to invest in a broadly diversified group of stocks and, at the end of the fiscal year, its industry and sector weights were similar to that of the S&P 500 Index. Within each industry, the Quantitative Equity team generally favored stocks offering a high dividend yield. As of August 31, the dividend yield of the equity portion of the Balanced Fund was 2.83%, compared to 1.83% for the S&P 500 Index. In terms of individual stocks, overweights in Merck & Co., Inc., Caremark Rx, Inc., and American Capital Strategies Ltd. were among the largest contributors to returns in the portfolio since the Quantitative Equity team assumed management of the Fund. On the downside, Bell South Corp., Baker Hughes, Inc., and PepsiCo., Inc. were among the biggest detractors from returns.

FIXED INCOME

During the 12-month reporting period, the U.S. Treasury yield curve both flattened and shifted up in response to the seven consecutive 25 basis point rate hikes over the reporting period by the Federal Reserve Board (the “Fed”), finally pausing at 5.25% in August. Shorter maturity rates rose more than longer maturity rates, as the market anticipated continuing rate increases in response to strong economic growth and signs of increasing inflation. As the third quarter in 2006 approaches, the market is currently focused on U.S. gross domestic product (growth) and Consumer Price Index (inflation) indicators. We believe that any sign of stronger-than-expected growth or higher-than-expected inflation may signal to the market that the Fed potentially can continue to increase rates beyond the current 5.25%.

The primary contributors to the Fund’s fixed income performance over the period were our duration positioning and security selection in emerging market debt. The Fund’s overall short duration strategy significantly enhanced returns, as interest rates rose considerably over the reporting period. Overall, our cross sector strategy contributed to results, largely due to our positioning in the mortgage and emerging market debt sectors. In particular, an underweight exposure to the mortgage sector added to performance as spreads widened. An underweight exposure to investment grade corporates adversely impacted performance as corporates rallied over the period. Finally, the Fund’s selection of local Brazilian and Mexican debt significantly contributed to performance over the 12-month period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team and Goldman Sachs Fixed Income Investment Team

New York, September 22, 2006

FUND BASICS
Balanced Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	S&P 500	Lehman Brothers
September 1, 2005–August 31, 2006	(based on NAV)[1]	Index[2]	Aggregate Bond Index[2]

Class A	6.08%	8.88%	1.71%
Class B	5.32	8.88	1.71
Class C	5.30	8.88	1.71
Institutional	6.51	8.88	1.71
Service	5.80	8.88	1.71

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-1.13%	2.34%	5.18%		6.96%		10/12/94
Class B	-1.19	2.33	4.99		5.02		5/1/96
Class C	2.84	2.72	n/a		2.48		8/15/97
Institutional	6.10	4.10	n/a		3.77		8/15/97
Service	4.41	3.37	5.64	[4]	7.36	[4]	10/12/94

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 EQUITY HOLDINGS AS OF 8/31/06[5]

Holding	% of Net Assets	Line of Business

Citigroup, Inc.	1.8%	Diversified Financials
Bank of America Corp.	1.8	Banks
Microsoft Corp.	1.8	Software
Exxon Mobil Corp.	1.7	Oil & Gas
Pfizer, Inc.	1.6	Pharmaceuticals
Chevron Corp.	1.3	Oil & Gas
Johnson & Johnson	1.2	Pharmaceuticals
General Electric Co.	1.2	Industrial Conglomerates
Hewlett-Packard Co.	1.2	Computers & Peripherals
Merck & Co.	1.1	Pharmaceuticals

[5]	The top 10 equity holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BALANCED FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Balanced Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced October 12, 1994)
Excluding sales charges	7.65%	6.11%	4.79%	6.08%
Including sales charges	7.14%	5.51%	3.61%	0.23%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.24%	5.33%	4.02%	5.32%
Including contingent deferred sales charges	5.24%	5.33%	3.65%	0.26%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.78%	N/A	4.01%	5.30%
Including contingent deferred sales charges	2.78%	N/A	4.01%	4.29%

Institutional Class (commenced August 15, 1997)	4.07%	N/A	5.41%	6.51%

Service Class (commenced August 15, 1997)	3.39%	N/A	4.65%	5.80%

GOLDMAN SACHS BALANCED FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 57.4%

Aerospace & Defense – 0.9%
29,494	United Technologies Corp.	$1,849,569

Air Freight & Couriers – 0.2%
6,155	United Parcel Service, Inc. Class B	431,158

Auto Components – 0.2%
8,356	Autoliv, Inc.	472,281

Banks – 7.6%
72,201	Bank of America Corp.	3,716,185
44,700	Bank of New York Co., Inc.	1,508,625
24,300	Comerica, Inc.	1,391,175
5,900	FirstMerit Corp.	135,759
31,206	KeyCorp	1,148,069
38,800	Mellon Financial Corp.	1,444,524
59,600	New York Community Bancorp, Inc.	978,036
38,900	Wachovia Corp.	2,125,107
36,342	Washington Mutual, Inc.	1,522,366
49,226	Wells Fargo & Co.	1,710,604

		15,680,450

Beverages – 1.1%
50	PepsiCo., Inc.	3,264
48,750	The Coca-Cola Co.	2,184,488

		2,187,752

Biotechnology – 0.4%
13,400	Gilead Sciences, Inc.*	849,560

Building Products – 0.1%
4,515	American Standard Companies, Inc.	188,592

Chemicals – 0.6%
51,300	Lyondell Chemical Co.	1,332,774

Commercial Services & Supplies – 0.8%
12,500	Pitney Bowes, Inc.	544,875
25,300	The ServiceMaster Co.	290,697
23,255	Waste Management, Inc.	797,181

		1,632,753

Communications Equipment – 1.6%
17,000	Cisco Systems, Inc.*	373,830
43,307	Motorola, Inc.	1,012,518
49,300	QUALCOMM, Inc.	1,857,131

		3,243,479

Computers & Peripherals – 1.3%
2,400	Apple Computer, Inc.*	162,840
66,400	Hewlett-Packard Co.	2,427,584
1,600	International Business Machines Corp.	129,552

		2,719,976

Containers & Packaging – 0.6%
50,258	Packaging Corp. of America	1,162,970

Diversified Financials – 3.2%
35,098	American Capital Strategies Ltd.(a)	1,359,346
24,506	Apollo Investment Corp.	489,385
76,364	Citigroup, Inc.	3,768,563
11,100	Freddie Mac	705,960
8,221	J.P. Morgan Chase & Co.	375,371

		6,698,625

Diversified Telecommunication Services – 2.0%
13,600	ALLTEL Corp.	737,256
63,500	AT&T, Inc.	1,976,755
9,800	Citizens Communications Co.	135,142
30,300	Sprint Nextel Corp.	512,676
19,218	Verizon Communications, Inc.	676,089
14,061	Windstream Corp.*	185,605

		4,223,523

Electric Utilities – 1.8%
9,900	Ameren Corp.	530,145
22,200	CenterPoint Energy, Inc.	320,790
26,900	Consolidated Edison, Inc.	1,242,780
13,700	Great Plains Energy, Inc.	418,124
30,600	Southern Co.	1,048,662
7,700	TECO Energy, Inc.	121,429

		3,681,930

Electrical Equipment – 1.0%
18,700	Emerson Electric Co.	1,536,205
8,550	Rockwell Automation, Inc.	482,049

		2,018,254

Energy Equipment & Services – 1.3%
17,880	Baker Hughes, Inc.	1,272,698
21,860	Schlumberger Ltd.	1,340,018

		2,612,716

Food & Drug Retailing – 0.1%
7,100	SUPERVALU, Inc.	202,776

Food Products – 1.4%
55,900	ConAgra Foods, Inc.	1,330,420
79,900	Sara Lee Corp.	1,328,737
5,012	The Hershey Co.	270,448

		2,929,605

Gas Utilities – 0.1%
4,300	Peoples Energy Corp.	182,234

Health Care Equipment & Supplies – 0.4%
37	Baxter International, Inc.	1,642
11,600	Becton, Dickinson and Co.	808,520

		810,162

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Health Care Providers & Services – 1.2%
9,200	Caremark Rx, Inc.	$533,048
31,800	HCA, Inc.	1,568,376
6,800	Manor Care, Inc.	354,960

		2,456,384

Hotels, Restaurants & Leisure – 0.7%
14,700	Carnival Corp.	615,930
8,217	Harrah’s Entertainment, Inc.	512,412
13,500	Ruby Tuesday, Inc.	348,570

		1,476,912

Household Durables – 0.7%
2,800	KB HOME	119,728
43,711	Newell Rubbermaid, Inc.	1,179,760
11,200	Tupperware Corp.	201,712

		1,501,200

Household Products – 1.1%
24,500	Kimberly-Clark Corp.	1,555,750
13,230	Procter & Gamble Co.	818,937

		2,374,687

Industrial Conglomerates – 2.7%
24,300	3M Co.	1,742,310
72,500	General Electric Co.	2,469,350
33,400	Honeywell International, Inc.	1,293,248

		5,504,908

Insurance – 1.7%
24,584	American International Group, Inc.	1,568,951
2,600	Nationwide Financial Services, Inc.	125,866
21,555	The Allstate Corp.	1,248,897
6,400	Unitrin, Inc.	280,832
3,421	XL Capital Ltd.	224,554

		3,449,100

Internet Software & Services – 0.7%
2,360	Google, Inc.*	893,331
16,020	Yahoo!, Inc.*	461,696

		1,355,027

IT Consulting & Services – 0.7%
35,279	First Data Corp.	1,515,939

Machinery – 0.6%
19,600	Caterpillar, Inc.	1,300,460

Media – 1.5%
27,700	Clear Channel Communications, Inc.	804,408
16,500	Comcast Corp.*	577,500
6,600	New York Times Co.(a)	148,632
58,200	Regal Entertainment Group(a)	1,148,286
12,290	The Walt Disney Co.	364,398
4,400	Tribune Co.	137,324

		3,180,548

Metals & Mining – 0.6%
2,100	Freeport-McMoRan Copper & Gold, Inc. Series B	122,241
11,400	Southern Copper Corp.(a)	1,052,448

		1,174,689

Multi-Utilities – 0.7%
51,600	Duke Energy Corp.	1,548,000

Multiline Retail – 1.2%
5,500	Federated Department Stores, Inc.	208,890
19,873	J.C. Penney Co., Inc.	1,252,794
24,350	Wal-Mart Stores, Inc.	1,088,932

		2,550,616

Oil & Gas – 4.7%
41,600	Chevron Corp.	2,679,040
34,734	ConocoPhillips	2,203,177
50,752	Exxon Mobil Corp.	3,434,388
13,000	Kinder Morgan, Inc.	1,356,680

		9,673,285

Paper & Forest Products – 0.6%
18,400	Weyerhaeuser Co.	1,140,800

Pharmaceuticals – 4.9%
33,300	Eli Lilly & Co.	1,862,469
38,400	Johnson & Johnson	2,482,944
55,400	Merck & Co., Inc.	2,246,470
123,911	Pfizer, Inc.	3,414,987
2,700	Wyeth	131,490

		10,138,360

Real Estate – 0.5%
9,139	Apartment Investment & Management Co. (REIT)	468,282
5,928	Developers Diversified Realty Corp.	320,705
3,377	Plum Creek Timber Co., Inc.	117,621
1,600	Simon Property Group, Inc. (REIT)	135,664

		1,042,272

Road & Rail – 0.1%
4,500	Laidlaw International, Inc.	121,500

Semiconductor Equipment & Products – 1.6%
87,500	Applied Materials, Inc.	1,477,000
17,110	Intel Corp.	334,329

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Semiconductor Equipment & Products – (continued)
22,400	Linear Technology Corp.	$761,824
25,000	Maxim Integrated Products, Inc.	727,500

		3,300,653

Software – 2.0%
144,227	Microsoft Corp.	3,705,192
20,631	Oracle Corp.*	322,875
4,400	Reynolds & Reynolds Co.	168,784

		4,196,851

Specialty Retail – 0.4%
31,900	Limited Brands, Inc.	820,787

Textiles & Apparel – 0.4%
12,800	VF Corp.	894,592

Tobacco – 1.1%
20,861	Altria Group, Inc.	1,742,519
9,800	UST, Inc.	518,028

		2,260,547

Trading Companies & Distributors – 0.3%
9,600	Genuine Parts Co.	396,768
4,600	W.W. Grainger, Inc.	307,280

		704,048

TOTAL COMMON STOCKS
(Cost $103,583,211)		$118,793,304

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 5.7%

Aerospace/Defense – 0.1%
Alliant Techsystems, Inc.
$62,000	6.750%	04/01/16	$60,295
Bombardier, Inc.(b)
50,000	6.300	05/01/14	44,500

			104,795

Automotive – 0.4%
DaimlerChrysler NA Holding Corp.(c)
450,000	5.780	09/10/07	451,341
Ford Motor Credit Co.
175,000	6.625	06/16/08	172,094
General Motors Acceptance Corp.
125,000	6.875	09/15/11	122,923

			746,358

Banks – 0.9%
ANZ Capital Trust I(b)(d)
125,000	4.484	01/15/10	120,693
Astoria Financial Corp.
150,000	5.750	10/15/12	149,762
Bank United Corp.
50,000	8.875	05/01/07	51,071
Greenpoint Bank
125,000	9.250	10/01/10	141,964
GreenPoint Financial Corp.
125,000	3.200	06/06/08	120,401
HBOS Capital Funding LP(b)(c)(d)
225,000	6.071	06/30/14	226,645
Mizuho JGB Investment LLC(b)(c)(d)
100,000	9.870	06/30/08	107,265
Popular N.A. Capital Trust I
125,000	6.564	09/15/34	122,411
Popular North America, Inc.
150,000	5.650	04/15/09	150,269
Popular North America, Inc. Series E(b)(c)(d)
100,000	6.125	10/15/06	100,063
Resona Bank Ltd.
EUR 175,000	4.125	09/27/12	217,551
Resona Bank Ltd.(b)(c)(d)
$175,000	5.850	04/15/16	169,857
Washington Mutual, Inc.
100,000	8.250	04/01/10	108,821

			1,786,773

Distributor – 0.1%
Gazinvest Luxembourg SA for Gazprombank
230,000	7.250	10/30/08	235,451

Electric – 0.4%
CenterPoint Energy, Inc. Series B
25,000	7.250	09/01/10	26,361
FirstEnergy Corp. Series C
260,000	7.375	11/15/31	294,002
MidAmerican Energy Holdings Co.(b)
125,000	6.125	04/01/36	123,429
Progress Energy, Inc.
125,000	7.750	03/01/31	146,978
TXU Corp. Series O
325,000	4.800	11/15/09	314,088

			904,858

Entertainment – 0.0%
Time Warner Entertainment Co.
25,000	8.375	03/15/23	28,127

Environmental(b) – 0.1%
Allied Waste North America, Inc.
125,000	7.125	05/15/16	121,563

Food & Beverage – 0.1%
Tyson Foods, Inc.
50,000	7.250	10/01/06	50,027
100,000	8.250	10/01/11	107,367

			157,394

Gaming – 0.2%
Caesars Entertainment, Inc.
125,000	8.875	09/15/08	131,094
50,000	7.500	09/01/09	52,299

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Gaming – (continued)
Harrahs Operating Co., Inc.
$250,000	5.500%	07/01/10	$245,989
MGM Mirage, Inc.
50,000	8.500	09/15/10	52,625

			482,007

Life Insurance – 0.3%
Americo Life, Inc.(b)
50,000	7.875	05/01/13	49,951
Lincoln National Corp.(c)
175,000	7.000	05/17/66	181,313
Phoenix Life Insurance Co.(b)
75,000	7.150	12/15/34	77,977
Prudential Funding LLC(b)
200,000	6.600	05/15/08	204,022
Reinsurance Group of America, Inc.(c)
75,000	6.750	12/15/65	71,705

			584,968

Media – Cable – 0.4%
Comcast Cable Communications Holdings, Inc.
40,000	8.375	03/15/13	45,335
125,000	9.455	11/15/22	159,016
Cox Communications, Inc.
325,000	4.625	01/15/10	315,541
Cox Enterprises, Inc.(b)
250,000	4.375	05/01/08	244,790
Rogers Cable, Inc.
100,000	5.500	03/15/14	92,625

			857,307

Media – Non Cable – 0.2%
Clear Channel Communications, Inc.
375,000	8.000	11/01/08	391,206
Viacom, Inc.(b)
125,000	5.750	04/30/11	123,971

			515,177

Noncaptive – Financial – 0.2%
PHH Corp.
350,000	6.000	03/01/08	350,291

Pipelines – 0.3%
CenterPoint Energy Resources Corp. Series B
150,000	5.950	01/15/14	149,890
Energy Transfer Partners
150,000	5.650	08/01/12	148,144
175,000	5.950	02/01/15	173,511
Enterprise Products Partners LP
175,000	4.950	06/01/10	170,882

			642,427

Property/Casualty Insurance – 0.6%
ACE Ltd.
200,000	6.000	04/01/07	200,421
Arch Capital Group Ltd.
150,000	7.350	05/01/34	159,424
Aspen Insurance Holdings Ltd.
100,000	6.000	08/15/14	95,535
CNA Financial Corp.
65,000	6.750	11/15/06	65,126
30,000	6.950	01/15/18	31,305
50,000	7.250	11/15/23	52,200
Endurance Specialty Holdings Ltd.
175,000	6.150	10/15/15	167,142
Liberty Mutual Group(b)
50,000	7.000	03/15/34	48,460
QBE Insurance Group Ltd.(b)(c)
225,000	5.647	07/01/23	217,767
Royal & Sun Alliance Insurance Group PLC
GBP 50,000	9.402	12/08/14	108,398
SAFECO Corp.
$150,000	4.200	02/01/08	146,799

			1,292,577

REITs – 0.3%
Arden Realty, Inc.
75,000	9.150	03/01/10	83,955
iStar Financial, Inc.
75,000	5.650	09/15/11	74,743
50,000	6.500	12/15/13	50,924
iStar Financial, Inc. Series B
50,000	5.125	04/01/11	48,841
75,000	5.700	03/01/14	74,080
Simon Property Group LP(e)
150,000	7.000	06/15/08	153,890
Summit Properties Partnership
250,000	7.200	08/15/07	252,246

			738,679

Telecommunications – 1.0%
America Movil SA de CV
200,000	5.500	03/01/14	194,628
Ameritech Capital Funding
50,000	6.250	05/18/09	50,694
AT&T Wireless Services, Inc.
200,000	7.875	03/01/11	218,217
Deutsche Telekom International Finance BV
200,000	8.250	06/15/30	240,978
Embarq Corp.
50,000	7.995	06/01/36	52,258
Qwest Corp.
50,000	8.875	03/15/12	54,125
SBC Communications, Inc.
200,000	4.125	09/15/09	192,925
Sprint Capital Corp.
50,000	6.875	11/15/28	50,655
Telecom Italia Capital
100,000	4.000	01/15/10	95,017
225,000	4.950	09/30/14	208,007
Telecomunicaciones de Puerto Rico, Inc.
100,000	6.800	05/15/09	102,428

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications – (continued)
TPSA Finance BV
$175,000	7.750%	12/10/08 (b)	$183,053
275,000	7.625	01/30/11	294,921
Windstream Corp.(b)
125,000	8.625	08/01/16	132,656

			2,070,562

Tobacco – 0.1%
Altria Group, Inc.
150,000	7.200	02/01/07	150,653
25,000	7.000	11/04/13	27,181

			177,834

TOTAL CORPORATE BONDS
(Cost $11,701,733)			$11,797,148

Emerging Market Debt – 0.5%

Brazil Inflation Linked Credit Linked Note
BRL 1,400,000	6.000%	05/15/09	$584,030
910,000	10.400	05/15/09	451,519
United Mexican States(c)
$90,000	6.200	01/13/09	90,855

TOTAL EMERGING MARKET DEBT
(Cost $1,056,329)			$1,126,404

Mortgage-Backed Obligations – 20.7%

Adjustable Rate GNMA(c) – 0.8%
$29,367	5.375%	06/20/23	$29,481
14,077	4.750	07/20/23	14,137
14,376	4.750	08/20/23	14,438
36,143	4.750	09/20/23	36,298
10,922	5.375	03/20/24	10,960
101,754	5.375	04/20/24	102,151
13,605	5.375	05/20/24	13,662
101,303	5.375	06/20/24	101,726
54,289	4.750	07/20/24	54,574
74,861	4.750	08/20/24	75,231
25,299	4.750	09/20/24	25,420
28,662	5.125	11/20/24	28,855
25,075	5.125	12/20/24	25,260
21,384	5.375	01/20/25	21,479
10,999	5.375	02/20/25	11,049
36,452	5.375	05/20/25	36,642
22,793	4.750	07/20/25	22,930
16,319	5.375	02/20/26	16,385
695	4.750	07/20/26	699
42,691	5.375	01/20/27	42,882
15,413	5.375	02/20/27	15,478
123,485	5.375	04/20/27	124,105
13,888	5.375	05/20/27	13,953
16,348	5.375	06/20/27	16,423
4,092	5.125	11/20/27	4,118
17,928	5.125	12/20/27	18,044
37,112	5.375	01/20/28	37,276
13,631	5.250	02/20/28	13,647
14,088	5.375	03/20/28	14,150
102,473	4.500	07/20/29	102,334
36,507	4.500	08/20/29	36,457
16,575	4.500	09/20/29	16,553
45,573	5.125	10/20/29	45,894
55,890	5.125	11/20/29	56,274
16,074	5.125	12/20/29	16,186
20,996	5.250	01/20/30	21,033
10,428	5.250	02/20/30	10,446
36,988	5.250	03/20/30	37,051
71,638	5.375	04/20/30	72,003
176,612	5.375	05/20/30	177,570
16,391	5.375	06/20/30	16,478
134,161	4.500	07/20/30	134,169
17,534	4.500	09/20/30	17,536
40,595	4.875	10/20/30	40,574

			1,742,011

Adjustable Rate FHLMC(c) – 0.9%
FHLMC
859,370	4.583	08/01/35	841,692
934,869	4.682	09/01/35	917,751

			1,759,443

Adjustable Rate FNMA(c) – 1.8%
FNMA
162,195	5.876	09/01/32	167,834
890,716	3.851	10/01/33	880,740
499,947	4.385	12/01/33	493,755
587,567	4.217	01/01/34	575,374
907,130	4.250	02/01/34	887,883
687,759	4.625	01/01/35	679,654

			3,685,240

FHLMC – 2.5%
121,457	8.000	07/01/15	128,129
34,011	7.000	12/01/15	34,722
110,469	6.500	07/01/16	112,415
1,950,703	4.000	06/01/19	1,834,242
62,613	7.500	03/01/27	64,618
167,706	6.500	12/01/29	171,342
257,576	7.000	04/01/31	266,414
246,354	7.000	07/01/32	253,497
1,521,456	6.500	01/01/33	1,552,163
826,349	6.500	04/01/34	840,347

			5,257,889

FNMA – 3.2%
84,349	7.000	01/01/16	86,629
846,593	5.000	12/01/17	832,169
973,455	4.000	09/01/18	918,195
954,959	5.000	06/01/19	937,753
668,252	4.500	09/01/20	642,397

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$1,331,550	4.500%	04/01/21	$1,279,771
814,926	5.500	08/01/23	808,177
935,559	4.500	10/01/23	884,719
68,646	7.000	11/01/30	70,349
180,851	7.500	03/01/31	185,889

			6,646,048

Floater(c)(f) – 0.2%
Impac Secured Assets Corp. Series 2004-3, Class 1A4
332,737	5.724	11/25/34	333,768

Home Equity(c)(f) – 1.8%
Countrywide Home Equity Loan Trust Series 2002-E, Class A
244,478	5.590	10/15/28	245,216
Countrywide Home Equity Loan Trust Series 2003-A, Class A
647,853	5.680	03/15/29	649,577
Countrywide Home Equity Loan Trust Series 2003-D, Class A
373,849	5.590	06/15/29	374,712
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
469,637	5.610	02/15/34	471,031
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
482,223	5.570	02/15/30	482,907
Impac CMB Trust Series 2004-10, Class 2A
497,983	5.644	03/25/35	499,645
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
950,525	5.544	04/25/46	951,297

			3,674,385

Interest Only(f) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
314,443	5.500	06/25/33	35,099
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(b)(c)
2,651,449	1.420	03/13/40	109,893
Countrywide Home Loan Trust Series 2003-42, Class 2X1(c)
1,514,912	0.371	10/25/33	7,957
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
21,811	5.500	06/25/33	1,364
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
354,099	5.250	07/25/33	37,467
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
194,572	0.782	07/25/33	1,419
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
218,513	0.605	08/25/33	1,516
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(b)(c)
1,698,267	1.940	05/15/38	79,703
FHLMC Series 2575, Class IB
225,884	5.500	08/15/30	27,764
FNMA Series 2004-47, Class EI(g)
339,591	0.000	06/25/34	9,387
FNMA Series 2004-62, Class DI(g)
127,046	0.000	07/25/33	3,730
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
181,896	0.679	08/25/33	2,055
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
57,676	1.151	07/25/33	1,021
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(b)(c)
3,299,628	1.665	02/11/36	158,444
Washington Mutual Series 2003-AR04, Class X1(c)
410,926	1.181	01/25/08	4,976
Washington Mutual Series 2003-AR07, Class X(c)
837,775	0.942	06/25/08	9,596
Washington Mutual Series 2003-AR12, Class X(c)
837,124	0.485	02/25/34	6,117

			497,508

Inverse Floaters(c)(f) – 0.2%
FNMA Series 1993-248, Class SA
206,422	4.572	08/25/23	195,122
GNMA Series 2001-48, Class SA
34,056	9.165	10/16/31	37,939
GNMA Series 2001-51, Class SA
54,050	9.403	10/16/31	60,417
GNMA Series 2001-51, Class SB
67,828	9.165	10/16/31	75,293
GNMA Series 2001-59, Class SA
50,206	9.003	11/16/24	55,894
GNMA Series 2002-13, Class SB
22,175	12.693	02/16/32	27,437

			452,102

Manufactured Housing(f) – 0.1%
Mid-State Trust Series 4, Class A
240,139	8.330	04/01/30	247,737

Non-Agency CMOs(f) – 7.3%
Asset Securitization Corp. Series 1997-D4, Class A1D
358,691	7.490	04/14/29	361,564
Countrywide Alternative Loan Trust Series 2005-31 Class 2A1(c)
741,932	5.624	08/25/35	745,156
Countrywide Alternative Loan Trust Series 2005-38, Class A3(c)
730,604	5.674	09/25/35	734,561
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
942,551	6.550	01/17/35	952,507

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Non-Agency CMOs(f) – (continued)
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
$600,000	7.202%	10/15/32	$637,498
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4(c)
1,000,000	5.511	11/10/45	994,698
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4(c)
1,000,000	5.197	11/15/30	982,863
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1(c)
195,091	5.704	11/25/34	196,187
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2(c)
529,067	4.727	06/25/34	522,901
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1(c)
961,229	5.554	02/25/36	961,229
Structured Asset Securities Corp. Series 2003-34A, Class 3A3(c)
223,346	4.700	11/25/33	221,474
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A(c)
1,000,000	5.352	09/25/46	1,000,000
Washington Mutual Series 2005-AR11, Class A1A(c)
1,406,527	5.644	08/25/45	1,408,826
Washington Mutual Series 2005-AR19, Class A1A1(c)
820,745	5.594	12/25/45	822,346
Washington Mutual Series 2005-AR8, Class 2A1A(c)
950,985	5.614	07/25/45	953,751
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A(c)
1,000,000	5.352	09/25/46	1,000,000
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1(c)
760,793	4.977	10/25/35	765,303
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3(c)
882,076	5.000	10/25/35	870,674
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3(c)
942,587	5.092	03/25/36	933,450

			15,064,988

PAC(f) – 0.1%
FNMA Series 1993-76, Class PJ
201,945	6.000	06/25/08	201,980
FNMA Series 1994-75, Class J
97,608	7.000	10/25/23	97,412

			299,392

Principal Only(f)(g) – 0.3%
FHLMC Series 235, Class PO
386,989	0.000	02/01/36	280,807
FNMA Series 363, Class 1
467,240	0.000	11/01/35	341,331

			622,138

Sequential Fixed Rate(f) – 1.3%
CS First Boston Mortgage Securities Corp. Series 2002-5, Class PPA1
424,694	6.500	03/25/32	425,530
FNMA REMIC Trust Series 2002-24, Class AE
252,858	6.000	04/25/16	252,175
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,040,551
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,000,000	5.156	02/15/31	976,836

			2,695,092

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $43,140,951)			$42,977,741

Agency Debentures – 6.4%

FFCB
$1,200,000	4.500%	08/08/11	$1,159,023
1,000,000	4.400	04/25/12	967,570
2,000,000	4.550	08/10/12	1,946,384
900,000	4.700	08/10/15	874,417
FHLB
1,000,000	5.375	02/15/07	999,965
700,000	3.375	02/15/08	682,781
1,000,000	4.080	04/26/10	967,858
700,000	4.516	08/10/10	686,553
1,200,000	7.375	02/13/15	1,385,971
FNMA
3,000,000	3.860	02/22/08	2,946,249
Tennessee Valley Authority
600,000	5.375	04/01/56	601,739

TOTAL AGENCY DEBENTURES
(Cost $13,595,750)			$13,218,510

U.S. Treasury Obligations – 5.7%

United States Treasury Bonds
$700,000	4.750%	03/31/11	$701,258
4,500,000	4.875	07/31/11	4,533,399
450,000	8.875	02/15/19	616,306
United States Treasury Inflation-Protected Securities
220,932	1.875	07/15/13	215,460
219,606	2.000	01/15/14	215,651
430,536	2.000	07/15/14	422,531
521,535	1.875	07/15/15	506,056
102,222	2.000	01/15/16	100,078
703,241	2.500	07/15/16	719,146

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006

Principal	Interest	Maturity
Amount•	Rate	Date	Value
U.S. Treasury Obligations – (continued)

United States Treasury Interest-Only Stripped Securities(g)
$1,000,000	0.000%	08/15/14	$687,806
United States Treasury Principal-Only Stripped Securities(g)
1,300,000	0.000	02/15/19	707,161
200,000	0.000	08/15/20	100,259
100,000	0.000	11/15/21	46,983
3,850,000	0.000	11/15/22	1,722,182
400,000	0.000	11/15/24	162,048
600,000	0.000	02/15/25	240,138
100,000	0.000	08/15/26	37,325

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,905,980)			$11,733,787

Repurchase Agreement(h) – 1.3%

Joint Repurchase Agreement Account II
$2,700,000	5.28%	09/01/06	$2,700,000
Maturity Value: $2,700,396
(Cost $2,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $187,683,954)			$202,346,894

Shares	Description	Value
Securities Lending Collateral – 1.6%

3,271,625	Boston Global Investment Trust – Enhanced Portfolio	$3,271,625
(Cost $3,271,625)

TOTAL INVESTMENTS – 99.3%
(Cost $190,955,579)		$205,618,519

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,397,206

NET ASSETS – 100.0%		$207,015,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

BRL	=	Brazilian Real
CLP	=	Chilean Peso
EUR	=	Euro Currency
GBP	=	British Pounds
MXN	=	Mexican Peso

(a)	All or portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 2,644,702, which represents approximately 1.3% of net assets as of August 31, 2006.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(f)	Collateralized Mortgage Obligations which represent 11.5% of net assets as of August 31, 2006.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 18.

Investment Abbreviations:
CMO	—	Collateralized Mortgage Obligations
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
PAC	—	Planned Amortization Class
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL NOTES TO THE SCHEDULE OF INVESTMENTS
FORWARD FOREIGN CURRENCY CONTRACTS — At August 31, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Gain/(Loss)

Brazilian Real	09/06/2006	$1,040,788	$1,063,072	$(22,284)
Brazilian Real	09/11/2006	583,497	629,449	(45,952)
Brazilian Real	11/20/2006	529,609	526,380	3,229
Brazilian Real	12/06/2006	529,520	527,545	1,975
British Pound	11/16/2006	109,782	110,546	(764)
Euro	09/28/2006	405,966	408,220	(2,254)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$3,199,162	$3,265,212	$(66,050)

FUTURES CONTRACTS — At August 31, 2006, futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Euro	17	September 2006	$4,020,713	$(16,083)
Euro	11	December 2006	2,603,013	(2,162)
Euro	8	March 2007	1,895,700	(7,947)
Euro	8	June 2007	1,898,500	(5,459)
Euro	8	September 2007	1,900,900	(1,102)
Euro	4	December 2007	951,100	511
Euro	4	March 2008	951,250	486
Euro	2	June 2008	475,550	218
S&P 500 Index	4	September 2006	261,120	(288)
2 Year U.S. Treasury Notes	13	December 2006	2,656,469	5,523
5 Year U.S. Treasury Notes	(46)	December 2006	(4,835,031)	(12,317)
10 Year U.S. Treasury Notes	(79)	December 2006	(8,482,625)	(33,509)
U.S. Treasury Bonds	46	December 2006	5,108,875	36,152

TOTAL			$9,405,534	$(35,977)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006
ADDITIONAL NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $2,700,000, in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000,000	5.28%	09/01/2006	$3,000,440,000

Barclays Capital PLC	3,000,000,000	5.28	09/01/2006	3,000,440,000

Credit Suisse First Boston LLC	1,400,000,000	5.28	09/01/2006	1,400,205,333

Deutsche Bank Securities, Inc.	1,915,000,000	5.29	09/01/2006	1,915,281,399

Greenwich Capital Markets	300,000,000	5.28	09/01/2006	300,044,000

Merrill Lynch	500,000,000	5.28	09/01/2006	500,073,333

Morgan Stanley & Co.	1,000,000,000	5.28	09/01/2006	1,000,146,667

UBS Securities LLC	2,373,000,000	5.28	09/01/2006	2,373,348,040

Wachovia Capital Markets	250,000,000	5.28	09/01/2006	250,036,667

TOTAL	$13,738,000,000			$13,740,015,439

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119,280.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
SWAP CONTRACTS — At August 31, 2006, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rate Type
					Upfront
	Notional		Payments	Payments	Payments
Swap	Amount	Termination	received by	made by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

Salomon Smith Barney Inc.	MXN 25,000	03/06/2008	8.08%	Mexican Interbank Equilibrium	$—	$16,173
Salomon Smith Barney Inc.	MXN 26,000	03/10/2008	7.93%	Mexican Interbank Equilibrium	—	10,861
Banc of America Securities LLC	$4,000	10/14/2008	3.51%	3 month LIBOR	—	(109,729)
Banc of America Securities LLC	4,000	10/06/2010	4.70%	3 month LIBOR	—	(26,933)
Salomon Smith Barney, Inc.	CLP 317,000	02/10/2011	3.32%	Chilean Interbank Lending Rate	—	1,622
Banc of America Securities LLC	$3,000	12/20/2011	5.60%	3 month LIBOR	—	—
Banc of America Securities LLC	4,000	04/06/2012	4.74%	3 month LIBOR	—	(48,201)
Banc of America Securities LLC	5,000	04/19/2012	4.55%	3 month LIBOR	—	(108,809)
J.P. Morgan Securities Inc.	7,500	12/20/2013	5.65%	3 month LIBOR	141,188	43,217
Bear Stearns & Co., Inc.	3,000	06/20/2016	5.67%	3 month LIBOR	—	87,214
Banc of America Securities LLC	5,000	11/12/2019	3 month LIBOR	5.07%	—	68,004

TOTAL					$141,188	$(66,581)

CREDIT DEFAULT SWAP CONTRACTS

				Upfront
	Notional	Rate		Payments
Swap Counterparty &	Amount	Paid by	Termination	made (received)	Unrealized
Referenced Obligation	(000s)	Fund	Date	by the Fund	Loss

Protection Purchased:
Salomon Smith Barney, Inc. Core Investment Grade Bond Trust	$15,200	0.45%	12/20/2010	$1,326	$(65,054)
Salomon Smith Barney, Inc. Brazilian Government International	700	1.30%	02/20/2011	—	(5,859)
Salomon Smith Barney, Inc. Brazilian Government International	400	1.50%	08/20/2011	—	(4,497)
Deutsche Bank Securities, Inc. Core Investment Grade Bond Trust	2,500	0.65%	06/20/2016	(4,215)	(6,999)
Bank of America Securities LLC Core Investment Grade Bond Trust	4,600	0.65%	06/20/2016	(5,972)	(13,751)
Deutsche Bank Securities, Inc. Core Investment Grade Bond Trust	1,700	0.65%	06/20/2016	(1,572)	(3,814)
Deutsche Bank Securities, Inc. Core Investment Grade Bond Trust	7,000	0.65%	06/20/2016	(7,988)	(17,979)

TOTAL				$(18,421)	$(117,953)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2006
ADDITIONAL NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

				Rate Type
						Upfront
	Notional			Payments	Payments	Payments
	Amount	Termination	Reference	received by	made by	made by	Unrealized
Swap Counterparty	(000s)	Date	Security	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$1,000	01/31/2007	Banc of America Securities LLC CMBS AAA 10 Yr Index	Spread Carry + (Spread Return, if such amount is positive) as defined per terms of swap agreement	Absolute Value of Spread Return, if Spread Return is negative as defined per terms of swap agreement	$—	$(1,015)
Merrill Lynch International	BRL 1,291	05/15/2045	Federative Republic of Brazil	Inflation Linked Brazilian Local Bonds Index + 6.00%	N/A	734,464	23,184

TOTAL						$734,464	$22,169

N/A — Not Applicable. The Fund does not make periodic payments in accordance with the swap contract.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 2006

Assets:

Investment in securities, at value (identified cost $187,683,954)—including $3,221,650 of securities on loan	$202,346,894
Securities lending collateral, at value (cost $3,271,625)	3,271,625
Cash(a)	3,126,297
Swap contracts, at value (includes upfront payments made $875,652)(b)	1,125,927
Foreign currencies, at value (identified cost $53,886)	54,145
Receivables:
Investment securities sold, at value	2,063,948
Dividends and interest, at value	1,001,615
Fund shares sold	220,465
Reimbursement from investment adviser	25,944
Securities lending income	5,947
Forward foreign currency exchange contracts, at value	5,204
Other assets	200,779

Total assets	213,448,790

Liabilities:

Swap contracts, at value (includes upfront payments received $18,421)	431,061
Due to custodian	115,664
Payables:
Payable upon return of securities loaned	3,271,625
Forward sale contract, at value (premium received $1,910,313)	1,921,876
Fund shares repurchased	288,700
Amounts owed to affiliates	189,627
Forward foreign currency exchange contracts, at value	71,254
Investment securities purchased	3,611
Variation margin	1,834
Accrued expenses	137,813

Total liabilities	6,433,065

Net Assets:

Paid-in capital	180,046,601
Accumulated net investment income	875,234
Accumulated net realized gain on investments, futures, swaps and foreign currency related transactions	11,709,189
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	14,384,701

NET ASSETS	$207,015,725

Net Assets:
Class A	$178,220,347
Class B	20,462,109
Class C	6,244,027
Institutional	2,088,048
Service	1,194

Shares outstanding:
Class A	8,619,456
Class B	997,039
Class C	304,692
Institutional	99,731
Service	58

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	10,020,976

Net asset value, offering and redemption price per share:(c)
Class A	$20.68
Class B	20.52
Class C	20.49
Institutional	20.94
Service	20.66

(a)	Includes restricted cash of $3,126,297 relating to initial margin requirements on futures transactions and swaps collateral.
(b)	Includes $734,464 in upfront payments relating to a fully funded total return swap.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $21.88. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended August 31, 2006

Investment income:

Interest (including securities lending income of $23,124)	$4,416,452
Dividends(a)	2,914,064

Total income	7,330,516

Expenses:

Management fees	1,400,984
Distribution and Service fees(b)	763,460
Transfer Agent fees(c)	406,422
Custody and accounting fees	196,701
Registration fees	51,890
Professional fees	42,098
Printing fees	33,329
Trustee fees	15,230
Service share fees	7
Other	53,314

Total expenses	2,963,435

Less — expense reductions	(342,111)

Net expenses	2,621,324

NET INVESTMENT INCOME	4,709,192

Realized and unrealized gain (loss) on investment, futures, swaps and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	17,063,900
Futures transactions	368,552
Swap contracts	(123,352)
Foreign currency related transactions	(36,440)
Net change in unrealized gain (loss) on:
Investments	(9,625,397)
Futures	(289,548)
Swap contracts	322,820
Translation of assets and liabilities denominated in foreign currencies	(89,899)

Net realized and unrealized gain on investment, futures, swaps and foreign currency transactions	7,590,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,299,828

(a)	Foreign taxes withheld on dividends were $9,690.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $457,088, $244,871 and $61,501 respectively.
(c)	Class A, Class B, Class C and Institutional Class had Transfer Agent fees of $347,387 $46,525, $11,685 and $825, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2006	August 31, 2005

From operations:

Net investment income	$4,709,192	$3,915,129
Net realized gain from investment, futures, swaps and foreign currency related transactions	17,272,660	8,693,247
Payments by affiliates to reimburse certain security claims	—	46,137
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(9,682,024)	5,669,176

Net increase in net assets resulting from operations	12,299,828	18,323,689

Distributions to shareholders:

From net investment income
Class A Shares	(3,692,371)	(3,571,386)
Class B Shares	(304,399)	(369,146)
Class C Shares	(79,570)	(72,134)
Institutional Shares	(47,966)	(505,685)
Service Shares	(21)	(58)

Total distributions to shareholders	(4,124,327)	(4,518,409)

From share transactions:

Proceeds from sales of shares	23,212,286	127,175,180
Reinvestment of dividends and distributions	3,976,041	4,384,774
Cost of shares repurchased	(61,104,974)	(121,041,765)

Net increase (decrease) in net assets resulting from share transactions	(33,916,647)	10,518,189

TOTAL INCREASE (DECREASE)	(25,741,146)	24,323,469

Net assets:

Beginning of year	232,756,871	208,433,402

End of year	$207,015,725	$232,756,871

Accumulated undistributed net investment income	$875,234	$77,128

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Fund are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Fund are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman, Sachs”) as distributor of the Fund receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investments companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund, which are subject to such taxes.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
C. Federal Taxes and Distribution to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. These portions of the Fund’s distributions are deemed a return of capital and are generally not taxable to shareholders.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
G. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
I. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2006, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
J. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.
K. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that obligates one party to pay or receive an amount (either upfront or periodically) in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Either periodically or at the termination of the swap, the parties exchange payment(s) based on the economic returns of a specified notional amount of the underlying reference asset.
     The Fund may also enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“buy contract”). During the period the Fund enters into a buy contract, the Fund is required, upon the occurrence of a credit event, as defined in the swap agreement, to deliver to the counterparty the principal amount of the referenced obligation of the swap and will, concurrently, receive an agreed upon value.
     The Fund may also provide or sell credit protection on the referenced obligation of a credit default swap (“sale contract”). During the period the Fund enters into a sale contract, the Fund is required, upon the occurrence of a credit event, as defined in the swap agreement, to pay the notional amount of the swap to the counterparty, which generally equals the face value of the referenced obligation and, concurrently, will receive the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“maximum payout amount”).
     During the term of the credit default swap agreement, the Fund receives (makes) periodic payments from (to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. On a daily basis, these amounts are accrued and recorded as unrealized gains (losses) on swap contract transactions on the Statement of Assets and Liabilities. The receipt or delivery of these payments are recorded as realized gains (losses) on swap contracts on the Statement of Operations.
     Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a buy contract and no credit event occurs its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received, may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
L. Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAM currently receives a Management fee on a contractual basis at the following rates:

Average Daily Net Assets	Annual Rate

Up to $1 billion	0.65%

Next $1 billion	0.59

Over $2 billion	0.56

     Prior to December 29, 2005, the Fund’s contractual Management fee as an annual percentage rate of average daily net assets was 0.65%. Additionally, effective May 1, 2006, GSAM has voluntarily agreed to waive a portion of its Management fees equal to 0.10% of the Fund’s average daily net assets. As a result of the voluntary fee reduction, the Management fee will be reduced to 0.55% of the Fund’s average daily net assets. For the year ended August 31, 2006, GSAM waived approximately $70,000 in Management fees.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2006, GSAM reimbursed the Fund approximately $254,500.
     Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2006, custody and transfer agent fees were reduced by approximately $8,000 and $9,600, respectively.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2006, Goldman Sachs has advised the Fund that it retained approximately $50,000 from Class A Shares and did not retain any amounts from Class B and Class C Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

GOLDMAN SACHS BALANCED FUND

3. AGREEMENTS (continued)
     At August 31, 2006, the amounts owed to affiliates were approximately $97,000, $60,000 and $33,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2006, were $540,070,335 and $554,363,898, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $377,748,983 and $377,722,554, respectively.
     For the year ended August 31, 2006, Goldman Sachs earned approximately $29,000 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2006, is reported parenthetically under Investment income on the Statement of Operations. A portion of this amount, approximately $10,600, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended August 31, 2006, BGA earned approximately $3,000 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of August 31, 2006, was $1,479,675. At August 31, 2006, the Fund loaned securities having a market value of $3,221,650 collateralized by cash in the amount of $3,271,625, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
6. LINE OF CREDIT FACILITY
The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2006
7. TAX INFORMATION
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 were as follows:

	For the Year Ended August 31,

	2006	2005

Distributions paid from:
Ordinary income	$4,124,327	$4,518,409

Total taxable distributions	$4,124,327	$4,518,409

At August 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,170,881
Undistributed long-term capital gains	12,488,759

Total undistributed earnings	$13,659,640
Timing differences (straddles, swap receivable and post-October losses)	(393,017)
Unrealized gains (losses) — net	13,702,501

Total accumulated earnings (losses) — net	$26,969,124

At August 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$191,739,805

Gross unrealized gain	16,023,730
Gross unrealized loss	(2,145,016)

Net unrealized security gain	$13,878,714
Net unrealized loss on other investments	(264,392)

Net unrealized gain	$13,614,322

     The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales, return of capital distributions from underlying fund investments, differences related to the tax treatment of partnership investments, net mark-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes, and the differing treatment of amortization of market discount and premium.
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income and paid-in capital, $213,241 and $984,173, respectively. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of foreign currency, swap losses, amortization of market premium and discount, and redemptions utilized as distributions.

GOLDMAN SACHS BALANCED FUND

8. OTHER MATTERS
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including this Fund, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds including this fund, and the Trustees and Officers of the Trust. The Fund in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006 the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2006
8. OTHER MATTERS (continued)
New Accounting Pronouncement — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

GOLDMAN SACHS BALANCED FUND

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	977,839	$19,616,757	2,138,228	$41,281,758
Reinvestment of dividends and distributions	180,416	3,600,825	182,039	3,493,184
Shares converted from Class B(a)	99,659	1,994,175	39,835	776,769
Shares repurchased	(2,474,609)	(49,499,049)	(1,619,164)	(31,412,748)

	(1,216,695)	(24,287,292)	740,938	14,138,963

Class B Shares
Shares sold	83,321	1,656,026	216,624	4,147,362
Reinvestment of dividends and distributions	13,855	274,192	17,477	332,843
Shares converted to Class A(a)	(100,434)	(1,994,175)	(40,137)	(776,769)
Shares repurchased	(474,551)	(9,441,405)	(399,435)	(7,682,174)

	(477,809)	(9,505,362)	(205,471)	(3,978,738)

Class C Shares
Shares sold	90,376	1,801,091	83,750	1,617,080
Reinvestment of dividends and distributions	3,063	60,586	3,172	60,368
Shares repurchased	(97,288)	(1,941,603)	(92,601)	(1,787,640)

	(3,849)	(79,926)	(5,679)	(110,192)

Institutional Shares
Shares sold	6,778	138,412	4,061,025	80,122,432
Reinvestment of dividends and distributions	2,000	40,417	25,451	498,321
Shares repurchased	(11,027)	(222,917)	(4,098,443)	(80,152,626)

	(2,249)	(44,088)	(11,967)	468,127

Service Shares
Shares sold	—	—	333	6,548
Reinvestment of dividends and distributions	1	21	3	58
Shares repurchased	—	—	(334)	(6,577)

	1	21	2	29

NET INCREASE (DECREASE)	(1,700,601)	$(33,916,647)	517,823	$10,518,189

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions to
	Net asset						shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income(a)		gain (loss)		operations	income

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$19.88	$0.46		$0.74		$1.20	$(0.40)
2006 - B	19.73	0.30		0.74		1.04	(0.25)
2006 - C	19.71	0.31		0.72		1.03	(0.25)
2006 - Institutional	20.12	0.55		0.75		1.30	(0.48)
2006 - Service	19.89	0.44		0.70		1.14	(0.37)

2005 - A	18.63	0.36	(d)	1.26		1.62	(0.37)
2005 - B	18.49	0.21	(d)	1.26		1.47	(0.23)
2005 - C	18.47	0.21	(d)	1.26		1.47	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44		1.91	(0.45)
2005 - Service	18.67	0.33	(d)	1.27		1.60	(0.38)

2004 - A	17.21	0.31		1.48		1.79	(0.37)
2004 - B	17.08	0.17		1.47		1.64	(0.23)
2004 - C	17.07	0.17		1.47		1.64	(0.24)
2004 - Institutional	17.24	0.38		1.48		1.86	(0.44)
2004 - Service	17.25	0.28		1.49		1.77	(0.35)

2003 - A	16.28	0.40		0.96		1.36	(0.43)
2003 - B	16.16	0.28		0.95		1.23	(0.31)
2003 - C	16.15	0.28		0.94		1.22	(0.30)
2003 - Institutional	16.31	0.47		0.95		1.42	(0.49)
2003 - Service	16.30	0.39		0.97		1.36	(0.41)

2002 - A	18.34	0.47	(e)	(2.03	)(e)	(1.56)	(0.50)
2002 - B	18.21	0.33	(e)	(2.01	)(e)	(1.68)	(0.37)
2002 - C	18.19	0.33	(e)	(2.00	)(e)	(1.67)	(0.37)
2002 - Institutional	18.38	0.54	(e)	(2.04	)(e)	(1.50)	(0.57)
2002 - Service	18.35	0.44	(e)	(2.02	)(e)	(1.58)	(0.47)

(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 220% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.
(e)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06% respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of total	net investment
Net asset		at end of	net expenses	income to		expenses to	income		Portfolio
value, end	Total	year	to average	average		average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate(c)

$20.68	6.08%	$178,220	1.11%	2.29%		1.27%	2.13%		256%
20.52	5.32	20,462	1.86	1.51		2.02	1.35		256
20.49	5.30	6,244	1.86	1.55		2.02	1.39		256
20.94	6.51	2,088	0.71	2.71		0.87	2.55		256
20.66	5.80	1	1.21	2.09		1.37	1.93		256

19.88	8.80	195,531	1.14	1.84	(d)	1.31	1.67	(d)	228
19.73	8.00	29,093	1.89	1.10	(d)	2.06	0.93	(d)	228
19.71	8.00	6,080	1.89	1.09	(d)	2.06	0.92	(d)	228
20.12	10.36 (f)	2,052	0.80 (f)	2.14	(d)	0.93	2.01	(d)	228
19.89	8.66	1	1.24	1.68	(d)	1.41	1.51	(d)	228

18.63	10.47	169,436	1.15	1.68		1.30	1.53		208
18.49	9.67	31,067	1.90	0.93		2.05	0.78		208
18.47	9.63	5,803	1.90	0.93		2.05	0.78		208
18.66	10.88	2,127	0.75	2.08		0.90	1.93		208
18.67	10.34	1	1.25	1.63		1.40	1.48		208

17.21	8.54	130,111	1.16	2.43		1.38	2.21		192
17.08	7.73	28,204	1.91	1.69		2.13	1.47		192
17.07	7.72	5,746	1.91	1.69		2.13	1.47		192
17.24	8.95	2,150	0.76	2.85		0.98	2.63		192
17.25	8.53	12	1.26	2.36		1.48	2.14		192

16.28	(8.67)	100,541	1.16	2.61	(e)	1.38	2.39	(e)	169
16.16	(9.38)	23,871	1.91	1.86	(e)	2.13	1.64	(e)	169
16.15	(9.34)	5,377	1.91	1.86	(e)	2.13	1.64	(e)	169
16.31	(8.33)	2,157	0.76	3.01	(e)	0.98	2.79	(e)	169
16.30	(8.79)	10	1.26	2.49	(e)	1.48	2.27	(e)	169

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Balanced Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (the “Fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2006

GOLDMAN SACHS BALANCED FUND
 Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2006

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 3/1/06	8/31/06		8/31/06*

Class A
Actual	$1,000	$1,024.60		$5.53
Hypothetical 5% return	1,000	1,019.74	+	5.52

Class B
Actual	1,000	1,020.90		9.35
Hypothetical 5% return	1,000	1,015.96	+	9.32

Class C
Actual	1,000	1,020.50		9.34
Hypothetical 5% return	1,000	1,015.96	+	9.31

Institutional
Actual	1,000	1,026.30		3.49
Hypothetical 5% return	1,000	1,021.76	+	3.48

Service
Actual	1,000	1,023.40		6.08
Hypothetical 5% return	1,000	1,019.20	+	6.07

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.08%, 1.83%, 1.83%, 0.68% and 1.19% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Fund under the Management Agreement; (e) the relative expense levels of the Fund; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the quality of the non-advisory services provided to the Fund; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to the Fund’s portfolio turnover rate, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmarks. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its respective investment objective and policies, as well as in light of periodic analyses of its quality and risk profiles. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees also noted the recent transition of the portfolio management team for the equity portion of the Fund to the Investment Adviser’s Quantitative Equities team. The Trustees noted the experience of that group in managing other portfolios offered by the Trust, and believed that the Fund would benefit from the group’s experience.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratio (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratio were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to relevant peer groups and category universes; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to a category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratio (excluding certain expenses) to specified levels. In addition, the Trustees noted the Investment Adviser’s voluntary waiver of a portion of its management fee for the Fund, which was implemented in May and would become a contractual reduction by the beginning of 2007.

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for the Fund that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Balanced	0.65%	First $	1 Billion
	0.59%	Next $	1 Billion
	0.56%	Over $	2 Billion

     In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage commissions and that a brokerage recapture program had been established for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fee paid by the Fund was reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS BALANCED FUND

Goldman Sachs Trust — Balanced Fund — Tax Information (Unaudited)

For the year ended August 31, 2006, 53.79%, of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Fund designates $899,811 as capital gain dividends paid during the year ended August 31, 2006.

For the year ended August 31, 2006, the Balanced Fund designates 43.64% of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] ▪  Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1550	BALAR / 12.5K / 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006